UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 3, 2025

Date of Report (Date of earliest event reported)

YHN Acquisition I Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-42251	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2/F, Hang Seng Building 200 Hennessy Road, Wanchai Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 5499 8101

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, no par value, and one Right entitling the holder to receive one-tenth of an Ordinary Share	YHNAU	The Nasdaq Stock Market LLC
Ordinary Share	YHNA	The Nasdaq Stock Market LLC
Rights	YHNAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

This section describes the material provisions of the Amended and Restated Business Combination Agreement (as defined below) and certain related documents but does not purport to describe all of the terms thereof. Shareholders, rights holders and other interested parties of YHN Acquisition I Limited, a British Virgin Islands company and Mingde Technology Limited, a Cayman Islands company are urged to read such agreement in its entirety. The following summary is qualified in its entirety by reference to the complete text of the following agreements, copies of which (or forms of which) are attached as exhibits hereto. Unless otherwise defined herein, the capitalized terms used below are defined in the Amended and Restated Business Combination Agreement.

The Amended and Restated Business Combination Agreement

As previously disclosed, on April 3, 2025, YHN Acquisition I Limited, a British Virgin Islands company (“YHN” or “Parent”) entered into that certain Business Combination Agreement with Mingde Technology Limited, a Cayman Islands company (“Mingde” or the “Company”), pursuant to which, (a) immediately prior to the Closing, Parent will merge with and into Purchaser, with Purchaser continuing as the surviving entity (the “Reincorporation Merger”), (b) at the Closing, the parties will effect a merger of Merger Sub, a Cayman Islands company and wholly owned subsidiary of Purchaser (the “Merger Sub”), formed for the sole purpose of merging with and into the Company (the “Acquisition Merger”) in which the Company will be the surviving entity and a wholly owned subsidiary of Purchaser (the Acquisition Merger, together with the Reincorporation Merger and the other transactions contemplated by the Business Combination Agreement and the Additional Agreements, the “Transactions”); and (c) following the Closing, Purchaser will be a publicly traded company listed on Nasdaq.

Also as previously disclosed, on May 8, 2025, each of Purchaser, Merger Sub, YHN and the Company executed that certain Joinder Agreement to the Business Combination Agreement (the “Joinder Agreement”), whereby each of Purchaser and Merger Sub have agreed, effective upon execution, that it shall become a party to the Business Combination Agreement and shall be fully bound by, and subject to, all of the covenants, terms, representations, warranties, rights, obligations and conditions of the Business Combination Agreement as though an original party thereto.

On June 3, 2025, each of Purchaser, Merger Sub, YHN and the Company executed that certain Amended and Restated Business Combination Agreement (the “Amended and Restated Business Combination Agreement” or as restated and amended, the “Business Combination Agreement”) to provide for an earnout mechanism whereby up to an additional $70,000,000 worth of Earnout Consideration Shares may be paid to the Company Shareholders as contingent post-closing earnout consideration. As a result, the aggregate consideration for the Acquisition Merger is $326,000,000 plus up to $70,000,000 worth of Earnout Consideration Shares. The Merger Consideration will be paid in the form of (1) 32,600,000 newly issued PubCo Ordinary Shares valued at $10.00 per share, which are comprised of (A) 30,970,000 PubCo Ordinary Shares as the Closing Payment Shares and (B) 1,630,000 PubCo Ordinary Shares to be issued to the Company Shareholders at the Closing and held back as security for the Company’s representations and warranties as further set forth in Article XI of the Business Combination Agreement as the Holdback Shares; and (2) an addition of up to 7,000,000 PubCo Ordinary Shares valued at $10.00 per share as contingent post-closing earnout consideration subject to the earnout mechanism.

The foregoing description of the Amended and Restated Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is filed as Exhibit 2.1 hereto.

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IMPORTANT NOTICES

Additional Information and Where to Find It

In connection with the Business Combination described herein, YHN and/or its subsidiary will file relevant materials with the SEC, including the Registration Statement. The proxy statement and a proxy card will be mailed to shareholders as of a record date to be established for voting at the meeting of YHN shareholders relating to the proposed Business Combination. Shareholders will also be able to obtain a copy of the Registration Statement and proxy statement without charge from YHN. The Registration Statement and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to YHN at 2/F, Hang Seng Building, 200 Hennessy Road, Wanchai, Hong Kong. INVESTORS AND SECURITY HOLDERS OF YHN ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT YHN WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT YHN, MINGDE AND THE TRANSACTIONS DESCRIBED HEREIN.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed Business Combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Such statements include, but are not limited to, statements regarding the proposed Business Combination, including the anticipated initial enterprise value, the benefits of the proposed Business Combination, integration plans, anticipated future financial and operating performance and results, including estimates for growth, and the expected timing of the Business Combination. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated. Consequently, you should not rely on these forward-looking statements as predictions of future events.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report, including but are not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of YHN’s securities; (ii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination Agreement by the shareholders of YHN; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the Business Combination Agreement following the announcement of the entry into the Business Combination Agreement and proposed Business Combination; (v) the ability of the parties to recognize the benefits of the Business Combination Agreement and the proposed Business Combination; (vi) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (vii) statements regarding Mingde’s industry and market size; (viii) financial condition and performance of Mingde, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Business Combination, potential level of redemptions of YHN’s public shareholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Mingde; (ix) the impact from future regulatory, judicial, and legislative changes in Mingde’s industry; (x) competition from larger companies that have greater resources, technology, relationships and/or expertise; and (xi) those factors discussed in YHN’s filings with the SEC and that will be contained in the definitive proxy statement/prospectus relating to the Business Combination. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the definitive proxy statement/prospectus and other documents to be filed by YHN from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Mingde and YHN may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. Neither Mingde nor YHN gives any assurance that Mingde, or YHN, or the combined company, will achieve its expectations.

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Participants in Solicitation

YHN, Mingde and certain shareholders of YHN, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of YHN shares in respect of the proposed transaction. Information about YHN’s directors and executive officers and their ownership of YHN securities is set forth in YHN’s Annual Report on Form 10-K, filed with the SEC on March 20, 2025. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of YHN or Mingde, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

2.1*	Amended and Restated Business Combination Agreement, dated as of June 3, 2025 by and between YHN Acquisition I Limited, YHNA MS I Limited, YHNA MS II Limited and Mingde Technology Limited

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain of the exhibits, appendices, annexes and/or schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). YHN agrees to furnish supplementally a copy of all omitted exhibits, annexes, appendices and schedules to the Securities and Exchange Commission upon its request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2025

YHN ACQUISITION I LIMITED

By:	/s/ Satoshi Tominaga
Name:	Satoshi Tominaga
Title:	Chief Executive Officer

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